hodges fund
hodges small cap fund

Supplement dated August 10, 2009 to
Prospectus dated July 31, 2009

Page 10 of the Prospectus

Please note that page 10 of the Prospectus should be replaced with the following information in its entirety:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees(1) (fees paid directly from your investment)	Hodges Fund		Small Cap Fund
	Class R Shares	Class I Shares	Class R Shares	Class I Shares

Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Redemption/Exchange Fee(2)	2.00%	2.00%	1.00%	1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses(3)	0.27%	0.20%	1.04%	1.04%
Acquired Fund Fees and Expenses(4)	0.00%	0.00%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.37%	1.05%	2.17%	1.92%
Less: Expense Reimbursement or Reduction	N/A	N/A	-0.74%(5)	-0.74%(5)
Net Annual Fund Operating Expenses (including Interest Expense and Acquired Fund Fees and Expenses)	1.37%	1.05%	1.43%(4)(5)	1.18%(4)(5)

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.

(2)
Currently, the redemption/exchange fee for both classes of both Funds applies only to those shares that have been held for less than 90 days.  However, effective September 30, 2009, the redemption/exchange fee for both classes of both Funds will apply only to those shares that have been held for less than 30 days.   Additionally, effective September 30, 2009, the 2.00% redemption fee for both classes of the Hodges Fund will be lowered to 1.00%.  The fee is payable to each Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  These fees are not used to pay distribution or sales fees or expenses.  The redemption fee will not be assessed on certain types of accounts or under certain conditions.  Please see the “Redemption Fees” section of this Prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.

Please retain this Supplement with the Prospectus.